SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): DECEMBER 7, 2000
                              (NOVEMBER 22, 2000)


                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


            0-21054                                   76-0511324
      (Commission File Number)               (IRS Employer Identification No.)



 120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS               77478
  (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (281) 276-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

PRIVATE PLACEMENT OF SERIES E CONVERTIBLE PREFERRED STOCK

      On November 22, 2000, Henley Healthcare, Inc., a Texas corporation (the "Company"), sold in a private placement 1,500 shares of the Company's Series E Convertible Preferred Stock, par value $.10 per share (the "Series E Shares"), convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock") for an aggregate purchase price of $1,500,000. The purchasers were The Endeavour Capital Fund S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg (collectively, the "Purchasers"), each of which are accredited investors. In connection with the acquisition of the Series E Shares, the Purchasers also were issued warrants to acquire 1,595,745 shares of Common Stock. The warrants expire November 30, 2005 and have an exercise price of $.52 per share. An additional 1,000 Series E Shares will be purchased by the Purchasers for a purchase price of $1,000,000 upon notice by the Company to the escrow agent specifying the additional closing date (the "Additional Closing"); PROVIDED HOWEVER, that the Additional Closing will not occur until the later of
(i) 21 days after the effective date of the registration statement covering the resale of the shares of Common Stock issuable upon the conversion of the Series E Shares and exercise of the warrants issued to the Purchasers and the placement agent as described herein or (ii) 10 days after the notice is delivered. The Purchasers will also be issued warrants in connection with the Additional Closing in an amount equal to 50% of the number of shares of Common Stock issuable upon conversion of the Series E shares assuming a Series E Fixed Conversion Price (as defined herein). The Series E Shares bear an 8% cumulative dividend payable to the holders of the Series E shares quarterly in arrears. The dividends shall be payable in cash or in Common Stock at the Company's option. The Series E Shares are convertible into the Company's Common Stock at the lesser of (i) the closing bid price for the Company's Common Stock as reported by Bloomberg L.P. for the trading day immediately proceeding the initial issuance of the Series E Shares (the "Series E Fixed Conversion Price"), or (ii) the amount obtained by multiplying .8 by the average closing bid price for the Company's Common Stock as reported by Bloomberg L.P. for the lowest three trading days during the period beginning on the twenty-second day prior to the conversion date for such conversion and ending on such conversion date (the "Variable Conversion Price").

      The Series E Shares have no voting rights and rank junior to all of the Company's previously issued shares of Series A, Series B, Series C and Series D Preferred Stock. In addition, the Series E Shares are redeemable at the holder's option if, among other things, the Company is unable to issue shares of its Common Stock upon conversion of the Series E Shares due to Nasdaq regulations. The Company, at its option, may redeem all or a portion of the Series E Shares if the Variable Conversion Price is lower than the Series E Fixed Conversion Price for 10 consecutive trading days for an amount equal to 125% of the price of the Series E Shares plus accrued dividends. The Series E Shares have a liquidation preference of $1,000 per share, plus the accrued and unpaid dividends thereon through the date of final distribution.

      The placement agent, Union Atlantic LC and Union Atlantic Capital L.C., received a commission of 9% which was paid by the issuance of 135 Series E Shares, as well as warrants to acquire 75,000 shares of Common Stock at a price equal to 110% of the warrants issued to the

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Purchasers with an expiration date of November 30, 2005. The placement agent also will be entitled to a 9% commission on any amounts received at the Additional Closing.


      Pursuant to the terms of the Statement of Designation of Rights and Preferences of the Series E Preferred Stock, the Company is not required to issue shares of its Common Stock on conversion of the Preferred Stock unless such shares have been approved for listing on the exchange or market on which the Common Stock is trading. In such an event, until the Company obtains the requisite shareholder approval, the Company is not obligated to issue shares in excess of the amount of shares which does not require shareholder approval, which under the Nasdaq SmallCap rule is 20% of the Company's outstanding Common Stock. Therefore, until the Company receives shareholder approval, the Series E Shares will not be convertible into more than the number of shares of Common Stock which may be listed under the Nasdaq SmallCap Rules without obtaining shareholder approval. The Company has agreed to seek shareholder approval for the issuance of the Series E Shares at the next meeting of its shareholders in order to eliminate this limit on the shares of Common Stock issuable on conversion of the Series E Shares.

PRIVATE EQUITY CREDIT AGREEMENT

      The Company also entered into a Private Equity Credit Agreement with each of the Purchasers dated as of November 20, 2000 (the "Equity Agreement'). Pursuant to the terms of the Equity Agreement, when called for by the Company (a "Put Date"), the Purchasers have agreed to purchase up to $7,500,000 (the "Equity Line") of the Company's Series F Convertible Preferred Stock, par value $.10 per share (the "Series F Shares"). The purchase price per share is $1,000. The Company has agreed to call for a minimum of $1,000,000 from the Purchasers, or the Company will be liable for a significant penalty. The maximum amount that may be called by the Company on any Put Date is limited to 15% of the total dollar volume of the Company's Common Stock in the preceding thirty day period. The Company may not call for a purchase of any of the Series F Shares until the later of (i) the effective date of the registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series F shares and exercise of the warrants issuable to pursuant to the terms of Equity Agreement or (ii) 10 days notice of a Put Date. In addition, the Company must satisfy certain closing conditions prior to each Put Date. The Company makes no assurances that it will be able to call upon any of the amounts available under the Equity Line.

      In connection with any purchase of Series F Shares, the Purchasers will also be issued warrants to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock issuable upon conversion of such Series F Shares assuming a Series F Fixed Conversion Price (as defined below). Such warrants will have an exercise price equal to 110% of the lowest three closing bid prices of the Common Stock during the period beginning on the twenty- second day prior to the Put Date. The Series F Shares bear an 8% cumulative dividend payable to the holders of the Series F shares quarterly in arrears. The dividends shall be payable in cash or in Common Stock at the Company's option. The Series F Shares are convertible into the Company's Common Stock at the lesser of (i) the closing bid price for the Company's Common Stock as reported by Bloomberg L.P. for the trading day immediately proceeding the closing date of the respective Put Date of the Series F Shares (the "Series F Fixed Conversion Price"), or (ii) the amount

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
obtained by multiplying .85 by the average closing bid price for the Company's Common Stock as reported by Bloomberg L.P. for the lowest three trading days during the period beginning on the twenty-second day prior to the conversion date for such conversion and ending on such conversion date (the "Variable Conversion Price").

      The Series F Shares have no voting rights and rank junior to all of the Company's previously issued shares of Series A, Series B, Series C, Series D and Series E Preferred Stock. In addition, the Series F Shares are redeemable at the holder's option if, among other things, the Company is unable to issue shares of its Common Stock upon conversion of the Series F Shares due to Nasdaq regulations. The Company, at its option, may redeem all or a portion of the Series F Shares if the Variable Conversion Price is lower than the Series F Fixed Conversion Price for 10 consecutive trading days for an amount equal to 125% of the price of the Series F Shares plus accrued dividends. The Series F Shares have a liquidation preference of $1,000 per share, plus the accrued and unpaid dividends thereon through the date of final distribution.

      Pursuant to the terms of the Equity Agreement, the Company may not notice the Purchasers of a Put Date unless the shares of its Common Stock issuable on conversion of the Series F Shares to be purchased have been approved for listing on the exchange or market on which the Common Stock is trading. Therefore, until the Company receives shareholder approval, the Company may not notice the Purchasers of a Put Date unless the Series F Shares will not be convertible into more than the number of shares of Common Stock which may be listed under the Nasdaq SmallCap Rules without obtaining shareholder approval. The Company has agreed to seek shareholder approval for the issuance of the Series F Shares at the next meeting of its shareholders in order to eliminate this limit on the shares of Common Stock issuable on conversion of the Series F Shares.

      The placement agent, Union Atlantic LC and Union Atlantic Capital L.C., will be entitled to a 9% commission on any amounts received on a Put Date.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      The following exhibits, from which schedules and exhibits have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

3.1      --    Statement of Designation of Rights and Preferences of the Series
               E Convertible Preferred Stock of Henley Healthcare, Inc.
3.2      --    Statement of Designation of Rights and Preferences of the Series
               F Convertible Preferred Stock of Henley Healthcare, Inc.
4.1      --    Registration Rights Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg. for
               the Series E Shares and related warrants.
4.2      --    Registration Rights Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg. for the Series F Shares and related warrants.

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4.3      --    Form of Warrant for Securities Purchase Agreement
4.4      --    Form of Warrant for Private Equity Credit Agreement
10.1     --    Securities Purchase Agreement dated as of November 20, 2000, between Henley Healthcare, Inc., The Endeavour Capital Fund S.A.,
               Esquire Trade & Finance, Inc., and Celeste Trust Reg.
10.2     --    Private Equity Credit Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg.
10.3     --    Financial Consulting Agreement dated as of September 26, 2000 by and among Henley Healthcare, Inc., Union Atlantic LC and Union
               Atlantic Capital, L.C.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HENLEY HEALTHCARE, INC.

                                          By:     /s/ JAMES L. STURGEON
                                                    James L. Sturgeon
                                                 Chief Financial Officer

December 5, 2000

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
                                   EXHIBITS

3.1      --    Statement of Designation of Rights and Preferences of the Series
               E Convertible Preferred Stock of Henley Healthcare, Inc.
3.2      --    Statement of Designation of Rights and Preferences of the Series
               F Convertible Preferred Stock of Henley Healthcare, Inc.
4.1      --    Registration Rights Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg. for
               the Series E Shares and related warrants.
4.2      --    Registration Rights Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg. for
               the Series F Shares and related warrants.
4.3      --    Form of Warrant for Securities Purchase Agreement
4.4      --    Form of Warrant for Private Equity Credit Agreement
10.1     --    Securities Purchase Agreement dated as of November 20, 2000, between Henley Healthcare, Inc., The Endeavour Capital Fund S.A.,
               Esquire Trade & Finance, Inc., and Celeste Trust Reg.
10.2     --    Private Equity Credit Agreement dated as of November 20, 2000, by and among Henley Healthcare, Inc., The Endeavour Capital Fund
               S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg.
10.3     --    Financial Consulting Agreement dated as of September 26, 2000 by and among Henley Healthcare, Inc., Union Atlantic LC and Union
               Atlantic Capital, L.C.

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